SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 6, 2007

BROOKE CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Kansas

(State or Other Jurisdiction of Incorporation)

0-25679	48-118574
(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview, Suite 600

Overland Park, Kansas 66210

(Address of Principal Executive Offices) (Zip Code)

(913) 661-0123

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-r(c))

Item 2.02	Results of Operations and Financial Condition.

On November 6, 2007, Brooke Capital Corporation (Amex: BCP) issued a press release announcing its financial results for the third quarter period ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Unless expressly incorporated into a filing of Brooke Capital Corporation under the Securities Act of 1933, or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of Brooke Capital Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release contains forward-looking statements. All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements. The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that Brooke Capital Corporation will achieve short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for the products and services of Brooke Capital Corporation, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of capital and funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, the risk that all closing conditions may not be met and the proposed merger of Brooke Franchise into Brooke Capital may not close and risks and factors described from time to time in reports and registration statements filed by Brooke Capital Corporation with the Securities and Exchange Commission. More complete description of the business of Brooke Capital Corporation is provided in its most recent annual, quarterly and current reports, which are available from Brooke Capital Corporation without charge or at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits

Exhibit 99.1.	Press Release dated November 6, 2007 announcing third quarter results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Capital Corporation
(Registrant)

Date November 6, 2007	By	/s/ Robert D. Orr
(Signature)
Robert D. Orr, Chairman
of the Board of Directors, President and Chief Executive Officer